SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8K-A

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 30, 2002


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey               1-3215             22-1024240

(State or other             Commission         (I.R.S. Employer
jurisdiction                File Number)       Identification
No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400
Item 5.   Other Events.

On April 30, 2002, Johnson & Johnson ("J&J") filed certain unaudited financial information related to J&J and subsidiaries for the 11 year period ended December 30, 2001. This financial data gives retroactive effect for J&J's adoption of Emerging Issues Task Force ("EITF") Issue No. 01-09, "Accounting for Consideration Given by a Vendor to a Customer or a Reseller of the Vendor's Products." The purpose of EITF Issue 01-09 is to codify and reconcile the EITF consensus on EITF Issue 00-14
"Accounting for Certain Sales Incentives", EITF Issue 00-22 "Accounting for `Points' and Certain Other Time-Based or Volume-Based Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future" (Issue 3 only), and EITF Issue 00-25 "Vendor Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products" and identify other related interpretive issues that have not yet been addressed by the EITF.

Filed as Exhibit 99.15 to this Form 8K-A are the unaudited consolidated statements of earnings of J&J and subsidiaries as of December 30, 2001 and the 11 years prior to this date together with the related data for segments of business for the three year period ended December 30, 2001.

Selected  unaudited quarterly financial data for the fiscal  year
2001 is being filed as Exhibit 99.2O to this Form 8K-A.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits

Exhibit No.       Description of Exhibit

99.15 Unaudited consolidated statements of earnings for the 11 year period ended December 30, 2001 and segments of business data for the three year period ended
	December 30, 2001

99.2O Unaudited quarterly financial data for fiscal year 2001



                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: April 30, 2002          By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer